                                                                   EXHIBIT 10.37

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN REDACTED PROVISIONS OF THIS AGREEMENT. THE REDACTED PROVISIONS ARE IDENTIFIED BY THREE ASTERISKS ENCLOSED BY BRACKETS AND UNDERLINED. THE CONFIDENTIAL PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.


                         BUY.COM AND INGRAM BOOK GROUP
                         -----------------------------

                          MEMORANDUM OF UNDERSTANDING
                          ---------------------------


GENERAL TERMS AND CONDITIONS
----------------------------

Parties

This Memorandum of Understanding is entered into among Buy.com Inc. ("Buy.com") and Ingram Book Company ("IBC"), and Ingram Customer Systems Inc. ("ICS"), collectively ("Ingram").

Internet Distribution Partner

Buy.com will be an Internet Distribution Partner ("IDP") of Ingram and will be entitled to an IDP enhanced programs and services as outlined in this Agreement. [***]
 ---

PURCHASE OF PRODUCT
-------------------

Discounts and Pricing (Books)

All discounting will be based on publishers' suggested retail prices.

Some publishers establish a Freight-Pass-Through (FPT) price. The FPT price is higher than the invoice price; this difference reflects the freight expense to be "passed through" to the consumer. For all programs where Buy.com is eligible to receive free freight, discounting will be based on the FPT suggested retail price. For all programs where Buy.com bears the freight expense, discounting will be based on the lower, or invoice, price.

Order type or program                   Trade Discount
---------------------                   --------------

Telephone and fax orders                    [***]
                                             ---

Electronic shopped orders                   [***]
                                             ---

The purchase discounts above are defined as "trade" discounts, and apply to "trade-discounted" merchandise only; "short" and "long" discount merchandise will receive earned discount as communicated through IBC's product information vehicles and as indicated in the titles@ingram database.

Discounts and Pricing (exceptions)

Order type or program                 Trade Discount
---------------------                 --------------

Spoken Audio                          [***]
                                       ---
GreenLight                            [***]
                                       ---
Low Price Point                       [***]
                                       ---
Gifts                                 [***] per standard terms
                                       ---
Music                                 [***] per standard terms
                                       ---

_________________________

     [***] Confidential treatment has been requested for the bracketed portions.
      ---
The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Titles Unlimited

IBC will provide Titles Unlimited to Buy.com as an IDP for the first [***]
                                                                      ---
titles ordered. Titles unlimited is a service where IBC searches and attempts to obtain books IBC does not stock and which are in-print books that are available through normal wholesale channels in the United States. Multiple copies of one title ordered at the same time will count as one title for purposes of meeting the [***] total threshold. Thereafter, IBC may provide this service at a
     ---
commercially, reasonably established price.

Cooperative Advertising

IBC will solicit cooperative advertising funds from publishers on behalf of Buy.com as an IDP. Both parties agree to use their best efforts to solicit cooperative advertising funds at [***] of net purchases. [***] Net purchases for the purposes of this Agreement means Buy.com purchases from IBC at cost less returns at cost, and will be calculated on a cumulative year-to-date basis. On a quarterly basis, IBC will submit a Co-op report to Buy.com detailing co-op collected on its behalf and will pay to Buy.com any deficiency in the [***] minimum within 30 days of the parties reaching agreement during the quarterly reconciliation, provided that any amounts not in dispute shall be paid within thirty (30) days of the end of the quarter.

Payment Terms

Net payment is due on the last day of each calendar month for shipments made during the previous month. A [***] cash discount may be taken on payments
                              ---
received by IBC on or before the 10th day of the following month. The cash discount is calculated on gross invoice amount. Invoices for fees, handling charges and freight are not eligible for cash discount.

Marketing Support

As an IDP Buy.com will receive support from IBC's marketing group through identification of monthly-featured titles and identity of targeted best sellers.

Returnability

Merchandise shipped in error and damaged merchandise may be returned to IBC within 30 days of shipment for full credit as a "hassle-free" return (defective merchandise may be returned at any time).

All merchandise purchased from IBC is eligible for overstock return unless designated non-returnable through IBC product information vehicles. To receive credit, returned merchandise must be in resaleable condition, and must be returnable to the publisher.

Resaleable condition shall include hard cover books with dust jackets that are worn, shopworn or price-stickered; torn shrink wrap; slightly bent corner and/or spine; imperfect books due to printer or binder's labor, books with author autograph. Resaleable condition will exclude trade paperback books with store stickers or sticker residue; faded covers; water damage; ink marks; cut marks; very bent cover and/or spine; books with bent, crumpled or dirty pages; prepacks or boxed sets with missing books, toys or audio; multimedia which has been opened.

For all returned merchandise, credits will be applied to Buy.com's account within thirty (30) days of receipt by IBC.

_________________________

     [***] Confidential treatment has been requested for the bracketed portions.
      ---
The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Returns Credit

Buy.com may return up to [***] of all purchases on a penalty-free basis.
                          ---
Returns in excess [***] will be credited at a [***] discount off of suggested
                   ---                         ---
retail price for trade-discounted books and purchase discount less [***] short
                                                                    ---
discount books.

Hassle-free returns (including defective merchandise) shall not count toward this [***] return credit limit.
      ---

Advanced Ordering

As an IDP, Buy.com will be able to advance order inventory on a [***] in advance
                                                                 ---
of receipt by Ingram. Such advanced order inventory quantities will be established by mutual consent of both parties. Additionally, such advanced order inventory will be reviewed monthly for release back to stock by Ingram and Buy.com's mutual consent. Fulfillment of orders will be conditioned upon Ingram's receipt of the titles from its publishers. Ingram, if requested by Buy.com, will advance order titles [***] not similarly situated in operations
                                    ---
and volumes.

Quarterly Meetings

Buy.com and IBC will schedule quarterly meetings with Buy.com to discuss outstanding business issues. Such meetings will be held on a rotating basis at the offices of Buy.com and IBC, or such other location as the parties may mutually agree.

Communications and Account Management Requirements

IBC agrees to conduct quarterly planning meetings with Buy.com to insure that it carries sufficient inventories to meet Buy.com's inventory and replenishment needs.

IBC will assign staff at appropriate levels of its organization to work with, and on behalf of, Buy.com's staff. IBC's account team will be led at a Senior Management level, and will provide the responsiveness and sense of urgency that Buy.com's business requires.

As an IDP, IBC will additionally assign an Account Manager to assist Buy.com with efficient flow of order management, advance ordering and back-order research.

Buy.com will continue to provide the following financial information to IBC:
*Annual audited financial statements
*Quarterly balance sheets with year-to-date income statements
*Financial meetings, as necessary, with Financial and other Management.

Reporting Requirements

A variety of performance measurement and sales reports will be sent to Buy.com on a regular, agreed-upon basis and as requested by Buy.com and where such reports are able to be produced by Ingram.

DATABASE
--------

Buy.com is granted a limited, non-exclusive non-transferable license solely to use the Database as defined below, in the course of its business as a Web Store on a single CPU computer system owned and operated by Buy.com utilizing the World Wide Web service to sell books and book product. For purpose of this section, said license will be granted to Buy.com subsidiaries and affiliates which are at least [***] and execute a license agreement with ICS. Buyer shall
                    ---
safeguard all information relating to the Database and will not sell, give, lend, disclose, or otherwise make the software, including machine-readable reproductions or any other forms thereof, available to others other than in the course of its business as stated herein.

The Database is defined as:  titles@ingram, images@ingram, table of
                             -------------  -------------
contents@ingram, annotations@ingram, themes@ingram, family@ingram, first
---------------  ------------------  -------------  -------------
chapter@ingram, publisher marketing@ingram, bibles@ingram, themes@ingram,
--------------            ----------------  -------------  -------------
waves@SpringArbor, songs@SpringArbor and any
----------------   -----------------

_________________________

     [***] Confidential treatment has been requested for the bracketed portions.
      ---
The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

other @Ingram, @SpringArbor or other database that is developed and licensed non-exclusively to others during the term of this agreement. See Exhibit A for a summary description of the Database.

As an IDP, no [***] will be due from Buy.com during the term of this agreement.
               ---
Additionally, as an IDP, Buy.com will have direct access to Ingram's database development team. During the term of this Agreement, Buy.com shall have the right to request that Ingram's database development team develop new [***] for
                                                                      ---
use by Buy.com in its business, and upon such request, Ingram shall use its best efforts to develop and make available to Buy.com such requested [***]. Buy.com
                                                                 ---
shall have the exclusive right during the term of this Agreement to use any

[***] for which it provided the initial development request and for which [***]
 ---                                                                       ---
was not previously under planning or development by ICS or is an obvious use

[***].
 ---

The Database shall at all times remain the property of ICS. Buy.com acknowledges that ICS has proprietary rights in and retains title to the Database including monthly update data, and that Buy.com acquires only the license to the Database as set forth in this Agreement. The Database supplied by ICS is copyrighted by ICS. This agreement limits the use of the Database to such hardware configurations as are necessary to provide the services offered by the Buy.com to its customers, including electronic bulletin board systems and the Internet through on-line search and query systems as appropriate to encourage the resale of book products in the Database. The license shall not include and expressly prohibits the right to copy, distribute, or sell the Database or portions thereof.

There are no warranties, expressed or implied, of the products or services furnished under this license. ICS disclaims any implied warranty or merchantability or fitness for a particular purpose. The Database is gathered from many sources, so in some instances there may be inconsistencies in prices, book types, abbreviations, publishers, series names or authors. The Database may contain, as part of the title, codes meaningful to Ingram Book Group associates. ICS disclaims the completeness or accuracy of the information contained within the Database. ICS also disclaims any claims that the Database will be compatible for use with any other software.

ICS shall provide telephone support during normal business hours in order to document errors. ICS shall use its reasonable best efforts to promptly correct any operational error or operational bug in the Database. At its option, but without obligation to do so, ICS may furnish a new copy of a portion of the Database that incorporates the fix as well as other enhancements. ICS does not guarantee the effectiveness of efforts to fix errors and does not warrant that all errors will be corrected.

Initial Public Offering
-----------------------

In the event that Buy.com has not made an Initial Public Offering on or before December 15, 2001, then Buy.com will repay to Ingram the [***] outlined herein
                                                          ---
as an IDP within 30 days thereof.

MISCELLANOUS
------------

Term

This agreement sets forth the terms between the parties and is effective through September 30, 2003.

Liability

Ingram and Buy.com will have no liability to the other under the terms of this agreement, or for any alleged breach thereof, for indirect, punitive, consequential, or special damages, including damages for lost profits.

Attorneys' Fees

If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs and necessary disbursements, in addition to any other relief to which the party may be entitled.

_________________________

     [***] Confidential treatment has been requested for the bracketed portions.
      ---
The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Assignment

This Agreement may not be assigned by either party without the prior written consent of the other party, provided, however, either party may assign this Agreement without such consent to (i) any person or entity that acquires its business or substantially all of its assets, by merger, stock sale, or other means or, (ii) to a subsidiary or an affiliate which is at least 50% owned and controlled by assignor. This Agreement will be binding on and inure to the benefit of Buy.com, IBC, and ICS and their respective permitted successors and permitted assigns.

Entire Agreement: Waiver. This agreement sets forth the entire understanding of the parties with respect to the subject matters hereof. No modification or amendment or waiver of any of the provisions of this agreement will be effective unless in writing and signed by the parties affected.

Confidentiality Clause

IBC, ICS and Buy.com agree to keep the terms of this Agreement confidential. Additionally, in performing its obligations under this Agreement, IBC, ICS or buy.com may receive other confidential information about each other, which may include but not limited to financial information, business plans, technical data, and identity of Buy.com's customers. IBC, ICS and buy.com will respect the confidentiality of such confidential information and will make no disclosure thereof to third parties or use it for its own purposes, except upon written permission of the disclosing party. This obligation does not apply to any information, which is publicly available. IBC, ICS and Buy.com will cause its employees to comply with this section. This Section will survive any termination or expiration of this Agreement for a period of two years.

Notwithstanding the foregoing, a party shall have the right to disclose the terms of this Agreement if upon the advice of its counsel, disclosure is required pursuant to court order, applicable law, or regulatory authority. However, the parties agree to use best reasonable efforts to limit disclosure and will notify the other party prior to any disclosure. In the event of any disclosure required or desired to be made to the Securities and Exchange Commission ("SEC") with respect to this Agreement or the terms hereof, the parties agree that Buy.com shall file a confidential treatment request with respect thereto and that Ingram shall have the right to participate in the drafting of, and any discussions or meetings with the SEC with respect to, such request.

Representations
---------------

Buy.com and IBC represent and warrant that they each have the authority to enter into this Agreement and to perform their respective obligations hereunder. IBC further represents and warrants that all new products sold hereunder are new and of merchantable quality and that title to all products sold to Buy.com hereunder will pass to Buy.com free and clear of all encumbrances or liens of any kind.

Accepted                      by:


_________________________________  _____________________________________
Buy.com                      Inc.  Ingram         Book           Company
Print Name:______________________  Print Name:__________________________

_________________________________  _____________________________________
Title                              Title

_________________________________  _____________________________________
Date                               Date


_________________________________
Ingram    Customer  Systems  Inc.
Print Name:______________________

_________________________________
Title

_________________________________
Date